UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 6, 2021

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

641 Lexington Avenue

27th Floor

New York, NY 10022

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	STAF	NASDAQ

Item 1.01 Entry Into a Material Definitive Agreement.

Exchange Agreement

On May 6, 2021, Staffing 360 Solutions, Inc. (the “Company”), entered into an Exchange Agreement (the “Exchange Agreement”) with Jackson Investment Group, LLC (“JIG”), pursuant to which, among other things, JIG agreed to exchange 6,172 shares of the Company’s Series E Convertible Preferred Stock, par value $0.00001 per share, and 1,493 shares of the Company’s Series E-1 Convertible Preferred Stock, par value $0.00001 per share (collectively, the “Series E Preferred Stock”) held by JIG, for an equivalent number of shares of the Company’s Series G Convertible Preferred Stock, par value $0.00001 per share and Series G-1 Convertible Preferred Stock, par value $0.00001 per share (collectively, the “Series G Preferred Stock”, and such transaction, the “Exchange”). The Exchange was consummated on May 6, 2021.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Series G Preferred Stock ranks senior to each of the Company’s common stock, par value $0.00001 (“Common Stock”), Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, and any other classes and series of stock of the Company now or hereafter authorized, issued or outstanding, which by their terms expressly provide that they are junior to the Series G Preferred Stock or which do not specify their rank (which includes the Series F Convertible Preferred Stock). Each share of Series G Preferred Stock is initially convertible into 1,000 shares of Common Stock at any time from and after, (i) with respect to the Series G Convertible Preferred Stock, the earlier of October 31, 2022 or the occurrence of a Preferred Default (as defined in the Certificate of Designation of Series G Preferred Stock (the “Certificate of Designation”)) and, (ii) with respect to the Series G-l Convertible Preferred Stock, October 31, 2020. A holder of Series G Preferred Stock is not required to pay any additional consideration in exchange for conversion of the Series G Preferred Stock into the Company’s Common Stock.

The Series G Convertible Preferred Stock carries monthly dividend rights of (a) cash dividends accruing (i) at an annual rate per share equal to 12% from the date of issuance (plus any accrued dividends with respect to the Series E Preferred Stock unpaid as of the date of the Exchange) and (ii) 17% after the occurrence of a Preferred Default, and (b) a dividend payable in shares of Series G-1 Convertible Preferred Stock. The shares of Series G-1 Convertible Preferred Stock have all the same terms, preferences and characteristics as the Series G Convertible Preferred Stock (including, without limitation, the right to receive cash dividends), except Series G-1 Convertible Preferred Stock are mandatorily redeemable by the Company within thirty (30) days after written demand received from any holder at any time after the earlier of the occurrence of a Preferred Default or September 30, 2022, for a cash payment equal to the Liquidation Value (as defined in the Certificate of Designation) plus any accrued and unpaid dividends thereon.

The Series G Preferred Stock shall vote on an “as converted” basis on all matters submitted to the holders of Common Stock for approval.

The foregoing description of the Series G Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Designation, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Side Letter Agreement regarding Amendment to NPA

On May 6, 2021, pursuant to a letter agreement (the “Side Letter Agreement Regarding Amendment to NPA”) between the Company, certain of its subsidiaries (collectively with the Company, the “Company Parties”) and JIG, the Company Parties and JIG agreed to update and conform certain terms of the Second Amended and Restated Note Purchase Agreement, dated as of October 26, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “NPA”) in connection with the Exchange. The foregoing description of the Side Letter Agreement Regarding Amendment to NPA does not purport to be complete and is qualified in its entirety by reference to the full text of the Side Letter Agreement Regarding Amendment to NPA, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Limited Waiver and Agreement Letter

On May 6, 2021, pursuant to a letter agreement (the “Limited Waiver and Agreement Letter”) between the Company and JIG, JIG agreed to extend its earlier agreement (previously disclosed in the Company’s Current Report on Form 8-K, filed on February 16, 2021) to not convert JIG’s convertible securities until June 30, 2021. The foregoing description of the Limited Waiver and Agreement Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Limited Waiver and Agreement Letter, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the issuance of an aggregate of 6,172 shares of Series G Convertible Preferred Stock and 1,493 shares of Series G-1 Convertible Preferred Stock is incorporated herein by reference. The issuance of the Series G Preferred Stock was not registered under the U.S. Securities Act of 1933, as amended (the “Act”) or any state securities law, and such issuance was undertaken in reliance upon the exemption from the registration requirements of the Act, pursuant to Section 3(a)(9).

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth under Item 1.01 above and Item 5.03 below with respect to the Series G Preferred Stock is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 1.01 with respect to the Series G Preferred Stock is incorporated herein by reference. In connection with the closing of the Exchange described under Item 1.01 above, on May 6, 2021 the Company filed with the Secretary of State of the State of Delaware the Certificate of Designation, which became effective on such date.

On May 11, 2021, the Company filed a certificate of correction to the Certificate of Designation (the “Certificate of Correction”) with the Secretary of State of the State of Delaware to correct a typographical error related to the “Conversion Price”. Apart from the foregoing correction, no changes were made to the Certificate of Designation.

The foregoing description of the Certificate of Correction is qualified in its entirety by reference to the full text of the Certificate of Correction, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01 Other Events.

The Company is announcing today that the Board has determined to postpone indefinitely the Company’s 2021 Annual Meeting of Stockholders, which was originally scheduled to be held at 10:00 a.m. New York time on June 15, 2021, and to cancel the related record date.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Series G Convertible Preferred Stock, dated May 6, 2021
3.2	Certificate of Correction to Certificate of Designation of Series G Convertible Preferred Stock, dated May 11, 2021
10.1	Exchange Agreement, dated May 6, 2021
10.2	Side Letter Agreement Regarding Amendment to NPA, dated May 6, 2021
10.3	Limited Waiver and Agreement Letter, dated May 6, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2021	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Chairman and Chief Executive Officer